SECURITIES AND EXCHANGE COMMISSION
                       Washington DC 20549

                           SCHEDULE 14A

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                       EXCHANGE ACT OF 1934

                   Filed by the Registrant |X|

          Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12.


                  DATALOGIC INTERNATIONAL, INC.
         ------------------------------------------------
         (Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                  DATALOGIC INTERNATIONAL, INC.
                   18301 VON KARMAN, SUITE 250
                         IRVINE, CA 92612

Dear Shareholder:

We invite you to attend our Annual Meeting of shareholders to be held at 2:00 p.m., Pacific Time on Wednesday, September 29th, 2004, at the Tower 17 Office Building located at 18881 Von Karman, Irvine, California. At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Reports on Form 10-KSB and Form 10-QSB to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the Annual Meeting. It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your Proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement. This Proxy Statement and form of Proxy are first being mailed to shareholders on September 17, 2004.

Sincerely yours,

/s/Derek K. Nguyen
____________________________________
Derek K. Nguyen
Chief Executive Officer and Chairman

September 17, 2004

                  DATALOGIC INTERNATIONAL, INC.
                   18301 VON KARMAN, SUITE 250
                         IRVINE, CA 92612

          NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TIME:     2:00 p.m., Pacific Time

DATE:     Wednesday, September 29, 2004

PLACE:    Tower 17 Office Building
          18881 Von Karman
          Irvine, California

PURPOSE:

     1. To re-elect Derek K. Nguyen, Khanh D. Nguyen, and Ray Mueller as directors of the company.

     2.  To ratify and approve our Stock Plans.

     3. To ratify the appointment by the Board of Directors of Kabani & Company, Inc., independent certified public accountants, as our independent auditors for the current fiscal year.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on August 30, 2004 may vote at the Annual Meeting. There are no dissenter's rights of appraisal under Delaware law in connection with the above-listed actions.

Your vote is important. Please complete, sign, date, and return your Proxy promptly in the enclosed envelope.


                             By Order of the Board of Directors

                             By: /s/Derek K. Nguyen
                             ___________________________________

 September 17, 2004          Derek K. Nguyen
                             Chief Executive Officer and Chairman

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING OF SHAREHOLDERS OF DATALOGIC INTERNATIONAL, INC. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

                  DATALOGIC INTERNATIONAL, INC.


                         PROXY STATEMENT
                         ---------------

                       GENERAL INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2004 Annual Meeting of shareholders (the "ANNUAL MEETING") by the Board of Directors of DataLogic International, Inc. ("DATALOGIC", "WE" or "US") to be held at the Tower 17 Office Building located at 18881 Von Karman, Irvine, California, at 2:00 p.m., Pacific Time, on Wednesday, September 29th, 2004, and at any adjournments thereof. This Proxy Statement and the accompanying Notice of 2004 Annual Meeting of Shareholders and form of Proxy is first being mailed to stockholders on or about September 17, 2004. Shareholders are encouraged to review the information provided in this Proxy Statement in conjunction with our Annual Report on Form 10-KSB for the year ended December 31, 2003 and Quarterly Report for the quarter ended June 30, 2004, copies of which accompany this Proxy Statement.

VOTING SECURITIES

Only shareholders of the company as recorded in our stock register at the close of business on August 30, 2004 (the "RECORD DATE") may vote at the Annual Meeting. At the close of business on the Record Date, we had 36,997,465 common shares outstanding and entitled to vote, held by approximately 4000 stockholders of record. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

QUORUM

To conduct the business of the Annual Meeting, we must have a quorum. This means the holders of a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, present either by proxy or in person.

VOTES NEEDED

The nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected. Approval for the other actions requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting if a quorum is present or by October 29, 2004. If the Annual Meeting is adjourned, your shares may be voted by the Proxy holder unless you have revoked your Proxy.

Only votes cast "FOR" or "AGAINST" a proposal are counted. Abstentions and broker non-votes (or votes withheld in the election of directors) will not be counted, except for purposes of determining a quorum. Broker non-votes occur when a broker returns a Proxy but does not have authority to vote on a particular proposal.

VOTING OF PROXIES

All valid Proxies received prior to the meeting will be voted. All shares represented by a Proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the Proxy, the shares will be voted in favor of the approval of the actions proposed and in the discretion of the proxy holders on any other matter that comes before the Annual Meeting. A stockholder giving a Proxy has the power to revoke his or her Proxy, at any time prior to the time it is voted, by delivery to our secretary of either a written instrument revoking the Proxy or a duly executed Proxy with a later date, or by attending the Annual Meeting and voting in person.

ATTENDING IN PERSON

Only shareholders, their Proxy holders, and DataLogic's guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to Khanh D. Nguyen, Secretary at 18301 Von Karman, Suite 250, Irvine, CA 92612, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned DataLogic shares on August 30, 2004.

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS, AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 1, 2004 by (i) each person or entity known by the company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the company's directors and named executive officers, and (iii) all directors and executive officers of the company as a group.


Name and Address of       Nature of              Number of          Percent of
Beneficial Owner          Beneficial owner       Shares Held        Class
---------------------     ------------------     ------------       ----------

Derek K. Nguyen           Chief Executive          7,187,131          19.4%
18301 Von Karman Ave      Officer and
Suite 250                 Chairman of the
Irvine, CA 92612          Board of Directors

Khanh D. Nguyen           President, Chief         6,010,203          16.2%
18301 Von Karman Ave      Operating Officer,
Suite 250                 Chief Financial
Irvine, CA 92612          Officer, Secretary
                          and Director

Ray Mueller               Chief Information          140,000            .4%
18301 Von Karman Ave      Officer and
Suite 250                 Director
Irvine, CA 92612

All officers and
directors as a group
(three persons)                                   13,337,334          36%



Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. In accordance with Commission rules, shares of the company's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the company's common stock indicated as beneficially owned by them.


                             ITEM 1:
                      ELECTION OF DIRECTORS

The Board of Directors has nominated and recommends a vote for election of its current directors, Khanh D. Nguyen, Derek K. Nguyen and Ray Mueller at the Annual Meeting. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If the nominee(s) are unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the Proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Under the company's bylaws, the number of directors constituting the board shall be at least one. The number may be fixed from time to time by the action of the shareholders or of the directors. The nominees elected as directors will hold office until the next Annual Meeting of shareholders or until their successors are elected and qualified, or until their earlier death, resignation or retirement. Set forth below is information regarding the current Board of Directors, officers and nominees for the Board of Directors.

The information set forth below as to the nominees for director has been furnished to the company by the nominees.
                                                                  PERIOD OF
NAME              AGE   POSITION                                  SERVICE
----              ----  --------                                  -------

Derek K. Nguyen    41   Chief Executive Officer and Chairman of   Sept. 1993
                        the Board of Directors                    to present

Khanh D. Nguyen    40   President, Chief Operating Officer,       Sept. 1993
                        Chief Financial Officer and Director      to present

Ray Mueller        45   Chief Information Officer and Director    Jan. 2003
                                                                  to present

Robert Newell      53   VP of Sales & Marketing and Director      Jan. 2004
                                                                  to present


Derek K. Nguyen has served as the company's Chief Executive Officer and Chairman of the Board of Directors since September 1993. Under Mr. Nguyen's leadership, DataLogic Consulting, Inc. received several awards, including Houston's 100 Fastest Growing Companies during 1997-1998; Inc. Magazine's Fastest Growing 500 Winners in 1999; 50 Largest Minority Owned Firms in Houston in 1999-2000; and Top 100 Diversity Owned Businesses in Texas in 2000. Mr. Nguyen has over 15 years of industry experience and has served as a technical consultant for AT&T, FedEx, International Paper, Exxon, Mobil, and Prudential Healthcare where he developed various business applications. Mr. Nguyen holds a Bachelor of Business Administration degree in Information Systems from the University of North Texas. Mr. Nguyen is the brother of Khanh
D. Nguyen, the Company's President, Chief Operating Officer, Chief Financial Officer and a member of the Board of Directors.

Khanh D. Nguyen is the company's President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer and a member of the Board of Directors. Mr. Nguyen was appointed President, Chief Operating Officer and Secretary on September 23, 2002. Mr. Nguyen has served as DataLogic Consulting, Inc's Vice President, Chief Technology Officer and Board Member since September 1993. From September 1999 until December 2001, Mr. Nguyen served as the President and Chief Executive Officer of KDN Securities. Mr. Nguyen has over 15 years of practical systems development and management experience. He has broad technical and business knowledge in the areas of Aerospace, Defense, Financial, Retail, Hospitality, and Transportation. He has also served as a technical consultant for Flagstar, CSX, Levi's, Charles Schwab and others where he architected and developed real-time and object-oriented intra/internet based systems. Mr. Nguyen holds a Bachelor of Science degree in Electrical Engineering from Texas A&M University. Mr. Nguyen is the brother of Derek K. Nguyen, the Company's Chief Executive Officer and a member of the Board of Directors.

Ray Mueller is the company's Chief Information Officer and a member of the Board of Directors. He is responsible for the information systems and Intellectual Property development. Mr. Mueller also serves as an Executive Vice President and Chief Technology Officer of RetailDNA, LLC (RDNA). Prior to joining RDNA, Mr. Mueller was President of Progressive Software, Inc., a leading restaurant and hospitality vendor that specializes in POS (point-of-sale), back office and central data management systems. He was responsible for establishing relationships with several large customers and business partners including McDonald's, Wendy's, CompUSA, HP, IBM, Walker Digital and others. The company was successfully sold in 1999. Ray has also served as the Chief Information Officer of a major hotel management company (Richfield Hospitality Services, Inc.) and CIO of a multi-unit restaurant chain.

Robert Newell is the company's VP of Sales and Marketing and a member of the Board of Directors. He started his career in the communication industry in the late 60's. Within seven years he had established what was to become one of the largest land mobile service companies in Chicago with additional offices in Atlanta and Houston. During the next ten years, the company had rapid growth branching into the ownership of 88 Trunking radio channels with over 80 employees. The Trunking channels were eventually sold to Nextel Communications and the Cellular retail channels to Cellular One where the company is still operated today under its original name Leader Communications. He went on to develop his first data radio modem in the early nineties and after selling that company, took a position in Sao Paulo Brazil where he was responsible for introducing wireless data products to end users and carriers throughout South America for a large Canadian firm. He continued providing consulting services to companies wishing to expand in South America.

In late 2002 he began development of his second radio modem based on GSM cellular technology coupled with a GPS receiver for Fleet Management and vehicle security applications. Today the product has been expanded to include cellular CDMA technology as well as the soon to be released second generation GSM/EDGE device.

Mr. Newell is not a nominee for the Board of Directors.


MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2003, the Board of Directors held 5 meetings, and took action by unanimous written consent on approximately 5 occasions.

COMMITTEES

We do not have standing audit, nominating or compensation committees of the Board of Directors.


        COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the company under Rule 16a-3(e) during December 31, 2003 and Form 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2003, the company is unaware of any director, officer or beneficial owner of more than ten percent of the company's common stock who failed to file in a timely manner reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2003.

DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

Any compensation received by officers, directors, and management personnel of the company will be determined from time to time by the Board of Directors. Officers, directors, and management personnel will be reimbursed for any out-of-pocket expenses incurred on behalf of the company.

Summary Compensation Table. The table set forth below summarizes the annual and long-term compensation for services in all capacities to the company payable to the Chief Executive Officer. There are no other officers whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                     Long Term
                                                     Compensation
                                                     ----------------------
                       Annual Compensation           Awards         Payouts
Name and               ----------------------------------------------------
Principal              Salary   Bonus  Other Annual  Stock  Options LTIP
Position         Year    ($)     ($)   Compensation  Awards SARs(#) Payouts
---------------- ----- -------  ------ ------------  ------ ------- -------
Derek Nguyen     2001  $60,000  None   None          None   None     None
  CEO            2002  $50,000  None   None          None   300,000  None
  Director       2003  $65,000  None   None          None   550,000  None



DIRECTOR'S COMPENSATION

Compensation for directors is at the board of directors' discretion. Only one director, Ray Mueller, received compensation as a director for 2003 with 140,000 shares of common stock.

STOCK OPTION PLANS

In 2003, the Board of Directors approved the creation of the 2003 Stock Option Plan. This plan reserved 10,000,000 shares of common stock for issuance and provides for the grant of incentive stock options to employees, directors and consultants. 9,862,903 shares have been issued from this plan.

On August 20, 2004, the Board of Directors adopted the 2004 Non-Qualified Stock & Stock Option Plan as a method for DataLogic to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved 2,000,000 shares of its common stock for issuance under the 2004 Stock Plan. No shares have been issued under the 2004 Plan.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The company has two notes payable to the CEO and President of the Company with a total balance of $155,000, as of June 30, 2004. The notes are both due on September 30, 2004. The notes are unsecured and bear the annual interest rates of 6% on the unpaid principal balance. In connection with the Securities Purchase Agreement with Laurus Master Fund, Ltd. on June 25, 2004, the officers entered into a subordination agreement with Laurus and the company, whereby they agreed to subordinate their debts in favor of the loan made to the company by Laurus. However, the company may continue to make regularly scheduled principal and interest payments to the officers as long as an event of default has not occurred under the Laurus agreement and the rate of interest on this obligation has not increased.

We issued 370,370 shares of common stock for management fees amounting to $100,000 on January 5, 2004. These shares have been issued to shareholders of IPN Communications, Inc., our subsidiary, as part of the management agreement between the company and IPN for the management services to be provided by IPN from January 1, 2004 to December 31, 2004. This management fee will be amortized over the period of service. $50,000 has been expensed for the three month period ending June 30, 2004.

REQUIRED VOTE

The affirmative vote of a plurality of the votes cast on this Item at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

                             ITEM 2:
              TO RATIFY AND APPROVE OUR STOCK PLANS

On April 1, 2003, the Board of Directors adopted the 2003 Stock Compensation Plan (the "2003 Plan") to grant stock options and other stock grants to certain directors and key employees of DataLogic, and certain independent contractors providing certain services to the company. The Board of Directors reserved Ten Million (10,000,000) shares of its par value common stock for issuance under the 2003 Plan. 9,862,903 shares have been issued from the 2003 Plan.

On August 20, 2004, the Board of Directors adopted the 2004 Non-Qualified Stock & Stock Option Plan (the "2004 Stock Plan") as a method for DataLogic to compensate key employees, advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved Two Million (2,000,000) shares of its $.001 par value common stock for issuance under the 2004 Stock Plan. No shares have been issued under the 2004 Plan.

Set forth below is a brief description of the material features of the above-listed stock plans (the "Stock Plans").

Administration and Eligibility
------------------------------
The Stock Plans are administered by the Board of Directors. Employees, directors, officers, consultants, advisors and other persons associated with the company are eligible to receive common stock and options under the Stock Plans. The Board determines, among other things, who is eligible to receive common stock and/or stock options, the number of shares granted or subject to an option, the time at which common stock is issued or an option is granted, the duration of an option and the exercise price of an option. The Board has the right to adopt or rescind rules for the administration of the Stock Plans, correct defects and omissions in, reconcile inconsistencies, and construe the Stock Plans. The Board may only grant common stock or stock options to a stockholder pursuant to a written agreement between the stockholder and the company, which includes such terms and conditions as required by the Board.

Amendment and Termination
--------------------------
The Board may at any time, and from time to time, suspend or terminate the Stock Plans in whole or in part or amend them from time to time in such respects as the Board may deem appropriate and in the best interest of the Company. All grants must be exercised within ten years from the date the stock options are granted.

Payment of Exercise Price
-------------------------
Payment of the option price on exercise of stock options may be made in cash, shares of common stock of the company or a combination of both, as determined by the Board.

Tax Treatment To The Recipients
-------------------------------
The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients, therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment To The Company
-----------------------------
The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by DataLogic for federal income tax purposes in the taxable year of DataLogic during which the recipient recognizes income.

Plan Benefits Table
-------------------
The following sets the amount of common stock and options received by or allocated to each of the following under the Stock Plans:


2003 Stock Compensation Plan

Name and position                   Dollar value     Number of Shares/Options
------------------                  ------------     ------------------------
Derek K Nguyen
CEO and Chairman                          $0                550,000

Khanh D. Nguyen
President, CFO, COO,
Secretary and Director                    $0                550,000

Ray Mueller
CIO and Director                      $3,200                 40,000

All current executive
officers as a group                   $3,200              1,140,000

All employees as a group              $1,694                 23,381



Registration of Shares Underlying the Stock Plan

All shares underlying the 2003 Stock Plan were registered on a Form S-8 registration statement.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification and approval of the above-listed stock plans.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE STOCK PLANS (THE 2003 STOCK PLAN AND THE 2004 STOCK PLAN). Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.


                             ITEM 3:
                   RATIFICATION OF APPOINTMENT
                     OF INDEPENDENT AUDITORS

The firm of Kabani & Company, Inc., independent certified public accountants, has been appointed by the Board of Directors to serve as our independent auditors for the fiscal year ended December 31, 2004.

Representatives of Kabani & Company, Inc. are not expected to be present at the Annual Meeting.

AUDIT FEES

The aggregate fees billed to DataLogic for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2003, and for the reviews of the financial statements included in the our quarterly reports on Form 10-QSB for that fiscal year, were $31,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Kabani & Company, Inc., independent certified public accountants, did not provide any professional services to us with respect to financial information systems design and implementation for the year ended December 31, 2003.

ALL OTHER FEES

Kabani & Company, Inc., independent certified public accountants, were not paid any other fees for services rendered to the company during the year ended December 31, 2003.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Kabani & Company, Inc., independent certified public accountants, as our auditors for the fiscal year ending December 31, 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF KABANI & COMPANY, INC., INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.


              REQUIREMENTS, INCLUDING DEADLINES, FOR
      SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the company to include a proposal in its Proxy Statement and form of Proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by the company,
Attention: Mr. Khanh Nguyen, Chief Financial Officer, at our principal executive offices no later than June 1, 2005 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in our Proxy Statement and form of Proxy relating to that meeting.

In addition, the Proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying Proxy card in the enclosed envelope.

                   FORM 10-KSB AND FORM 10-QSB

OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, AND FORM 10-QSB FOR THE QUARTER ENDED JUNE 30, 2004 ARE ENCLOSED WITH THIS PROXY STATEMENT.

WE WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF ANY EXHIBIT TO THE ANNUAL OR QUARTERLY REPORT. REQUESTS SHOULD BE SENT TO DATALOGIC INTERNATIONAL, INC., 18301 VON KARMAN, SUITE 250, IRVINE, CA 92612, ATTENTION: INVESTOR RELATIONS.

                           By Order of the Board of Directors

                           /s/DEREK K. NGUYEN
                           -----------------------------------------
                           Derek K. Nguyen
                           Chief Executive Officer and Chairman

September 17, 2004

                  DATALOGIC INTERNATIONAL, INC.
                              PROXY

               2004 ANNUAL MEETING OF SHAREHOLDERS

         (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of DataLogic International, Inc., hereby constitutes and appoints Derek K. Nguyen, or instead of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for and in the name, place and stead of the undersigned, at the 2004 Annual Meeting of the Shareholders of DataLogic, to be held at 2:00 p.m. on Wednesday, September 29th, 2004, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

        (1)    ELECTION OF DIRECTORS:

        VOTE FOR ALL NOMINEES LISTED BELOW     [ ]

        Nominees:

             Khanh D. Nguyen
             Derek K. Nguyen
             Ray Mueller

        WITHHOLD AUTHORITY                     [ ]

        INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

        EXCEPTIONS ________________________


        (2) TO RATIFY AND APPROVE THE COMPANY'S STOCK PLANS (2003 Stock Compensation Plan and 2004 Non-Qualified Stock & Stock Option Plan).

        FOR   [ ]      AGAINST   [ ]      ABSTAIN   [ ]


        (3) RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC., INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS INDEPENDENT AUDITORS:

        FOR   [ ]      AGAINST   [ ]      ABSTAIN   [ ]


When properly executed, this Proxy will be voted in the manner specified by the Shareholder. Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominee as directors and "FOR" Items 1 through 3.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and Proxy Statement in reference thereto both dated September __, 2004.

Dated:  __________________, 2004


                    NUMBER OF SHARES ______________________________________


                    PRINT NAME OF SHAREHOLDER _____________________________


                    SIGNATURE OF SHAREHOLDER_______________________________

JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS-IN-FACT, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE.

NOTE: This Proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to DataLogic International, Inc., 18301 Von Karman Ave., Suite 250, Irvine, CA 92612.

Appendix 1 2003 Stock Compensation Plan (1)
Appendix 2 2004  Non-Qualified Stock & Stock Option Plan (2)

(1) Filed as an exhibit to the company's Form S-8, filed April 9, 2003 (File No. 333-104393)
(2) Filed as an exhibit to the company's Form S-8, filed August 23, 2004 (File No. 333-118455)